UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 24, 2010
Date of Report (Date of earliest event reported)
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	002-25577 (Commission File Number)	95-2039518 (I.R.S. Employer Identification No.)

15660 Dallas Parkway, Suite 850 Dallas, Texas (Address of principal executive offices)	75248 (Zip Code)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Compensation
On May 24, 2010, the Compensation Committee of the Board of Directors of Diodes Incorporated (the “Company”), in connection with its annual review of executive compensation, (i) determined the 2010 base salaries of the Company’s principal executive officer, principal financial officer and three other most highly compensated executive officers during 2009 (collectively, the “NEOs”) and (ii) granted non-qualified stock options (“NQSOs”) and restricted stock units (“RSUs”) to such NEOs as follows:

Name and Position	Base Salary	Stock Options (1)	RSUs (1)
Dr. Keh-Shew Lu	$397,000	196,000	—
President and Chief Executive Officer

Richard D. White	$202,000	39,000	7,800
Chief Financial Officer, Secretary and Treasurer

Mark A. King	$238,000	39,000	7,800
Senior Vice President, Sales and Marketing

Joseph Liu	$253,000	17,000	5,600
Senior Vice President, Operations

Edmund Tang	$196,000	28,000	7,800
Vice President, Corporate Administration

Carl C. Wertz	$170,000	4,500	2,000
Vice President, Finance and Investor Relations

(1)
The NQSOs and RSUs were granted on May 24, 2010. Such NQSOs are first exercisable, and such RSUs will vest, in four equal annual installments, commencing on the first anniversary of the date of grant. The exercise price of the NQSOs is $19.28, which is the closing price of the Company’s common stock on May 24, 2010.

Board Compensation
On May 24, 2010, the Compensation Committee of the Board of Directors of the Company, in connection with its annual review of Board compensation, determined that (i) the annual cash retainer for each non-employee director would be $80,000; (ii) the additional annual cash retainer for the Chairman and all other members of the Audit Committee would be $20,000 and $10,000, respectively; and (iii) the 2010 annual awards of RSUs to the Chairman, the Vice Chairman and all other non-employee directors would be 29,000, 19,900 and 5,800 shares, respectively. The RSUs were granted on May 24, 2010 and will vest in four equal annual installments, commencing on the first anniversary of the date of grant. There will be no other payments for any director activities, except for reimbursement for all costs and expenses incurred for attendance at Board of Directors’ meetings. The Board of Directors of the Company, however, may modify such compensation for each director in the future.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company submitted to a vote of its security holders at its 2010 annual meeting of stockholders (the “Annual Meeting”) on May 24, 2010, the election of the members of the Board of Directors of the Company. The directors were each elected to serve until the 2011 annual meeting of stockholders or until their successors are elected and have qualified. The final results of the vote for each nominee for director of the Company are as follows:

C.H. Chen,	For: 26,175,686
Director	Withheld: 11,721,304

Michael R. Giordano,	For: 36,712,528
Director	Withheld: 1,184,462

L.P. Hsu,	For: 37,539,313
Director	Withheld: 357,677

Keh-Shew Lu,	For: 36,430,716
Director	Withheld: 1,466,274

Raymond Soong,	For: 33,288,327
Director	Withheld: 4,608,663

John M. Stich,	For: 37,543,234
Director	Withheld: 353,756

Michael K.C. Tsai,	For: 36,851,805
Director	Withheld: 1,045,185
The Company also submitted to a vote of its security holders at the Annual Meeting, the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The final result of the voting was as follows: 40,374,164 shares voted in favor of the proposal, 917,474 shares voted against, 111,743 shares abstained from voting on the proposal, and no broker non-votes with respect to this proposal were received.
Item 7.01. Regulation FD Disclosure.
On May 24, 2010, Dr. Keh-Shew Lu, the Company’s President and Chief Executive Officer, gave a brief speech during the opening bell ceremony at the Nasdaq Stock Exchange. A copy of the speech script is attached as Exhibit 99.1 to this Report.
On May 24, 2010, the Company held its Annual Meeting. A copy of the presentation slides for the Annual Meeting is attached as Exhibit 99.2 to this Report.
On May 24, 2010, the Company held a presentation for certain institutional investors (the “Investors Presentation”). A copy of the presentation slides is attached as Exhibit 99.3 to this Report.
On May 25, 2010, the Company issued a press release announcing the election of Mr. Michael K.C. Tsai to the Board of Directors of the Company, and the retirement of Dr. Shing Mao from the Board of Directors of the Company. A copy of the press release is attached as Exhibit 99.4 to this Report.
The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.
In the foregoing presentations, the Company utilized financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide stockholders with an alternative method for assessing its operating results in a manner that enables stockholders to more thoroughly evaluate its current performance as compared to past performance. The Company also believes these non-GAAP measures provide stockholders with a more informed baseline for modeling its future financial performance. The Company’s management uses these non-GAAP measures for the same purpose. The Company believes that its stockholders should have access to, and that it is obligated to provide, the same set of tools that it uses in analyzing its results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. See Exhibit 99.1 to the Company’s Form 8-K, filed on May 11, 2010, for definitions of the non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to stockholders. In addition, in Exhibit 99.1 to the Company’s Form 8-K, filed on May 11, 2010, it has provided tables to reconcile the non-GAAP financial measures utilized to GAAP financial measures.
Cautionary Information Regarding Forward-Looking Statements
Except for the historical and factual information contained in the accompanying slides attached as exhibits to this Report, the matters set forth therein are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but are not limited to, such factors as Diodes’ business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; Diodes’ ability to continue to introduce new products; Diodes’ ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes’ ability to successfully make additional acquisitions; risks of domestic and foreign operations; uncertainties in the Auction Rate Securities market; currency exchange rates; availability of tax credits; UBS settlement may not provide us with the liquidity intended; we may not be able to maintain our current performance and loadings in our manufacturing facilities; the global economic weakness may be more severe or last longer than we currently anticipated; and other information detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the presentation slides. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Speech script dated May 24, 2010 for the opening bell ceremony at the Nasdaq Stock Exchange

99.2	Presentation slides for the Annual Meeting

99.3	Presentation slides for the Investors Presentation

99.4	Press release dated May 25, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2010	DIODES INCORPORATED
	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer